Exhibit 10.2

Execution Version

SECOND AMENDMENT TO 364-DAY REVOLVING CREDIT AGREEMENT

dated as of

January 12, 2018

among

ANADARKO PETROLEUM CORPORATION,

JPMORGAN CHASE BANK, N.A.,

as Administrative Agent,

and

The Lenders Party Hereto

SECOND AMENDMENT TO 364-DAY REVOLVING CREDIT AGREEMENT

THIS SECOND AMENDMENT TO 364-DAY REVOLVING CREDIT AGREEMENT (this “Second Amendment”) dated as of January 12, 2018, is among ANADARKO PETROLEUM CORPORATION, a Delaware corporation (the “Borrower”); JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, together with its successors in such capacity, the “Administrative Agent”) for the lenders party to the Credit Agreement referred to below (collectively, the “Lenders”); each of the existing Lenders under the Credit Agreement and signatory hereto that shall continue to be a Lender thereunder pursuant to the terms of Section 3 hereof (each, a “Continuing Lender”); BNP Paribas and UBS AG, Stamford Branch (each, an “Exiting Lender”; and each Exiting Lender and each Continuing Lender, each, an “Existing Lender”); and ABN AMRO Capital USA LLC, Canadian Imperial Bank of Commerce, New York Branch and HSBC Bank USA, N.A. (each, a “New Lender”).

R E C I T A L S

A.    The Borrower, the Administrative Agent and the Lenders are parties to that certain 364-Day Revolving Credit Agreement dated as of January 19, 2016 (as amended, modified, supplemented or restated from time to time, the “Credit Agreement”).

B.    The Borrower has requested and the Lenders have agreed to amend certain provisions of the Credit Agreement.

C.    NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.    Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement. Unless otherwise indicated, all references to Sections in this Second Amendment refer to Sections of the Credit Agreement.

Section 2.    Amendments to Credit Agreement.

2.1    Amendments to Cover Page. The cover page of the Credit Agreement is hereby amended by (i) replacing the reference to “BANK OF AMERICA, N.A., THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., CITIBANK, N.A., and THE BANK OF NOVA SCOTIA, as Co-Documentation Agents” with “BANK OF AMERICA, N.A., THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., CITIBANK, N.A., THE BANK OF NOVA SCOTIA, MIZUHO BANK, LTD., and SOCIÉTÉ GÉNÉRALE, as Co-Documentation Agents” and (ii) replacing the reference to “J.P. MORGAN SECURITIES LLC, WELLS FARGO SECURITIES, LLC, MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, THE BANK OF TOKYO MITSUBISHI UFJ, LTD., CITIGROUP GLOBAL MARKETS INC., and THE BANK OF NOVA SCOTIA, as Joint Lead Arrangers and Joint Bookrunners” with “JPMORGAN CHASE BANK, N.A., WELLS FARGO SECURITIES, LLC, MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, THE BANK OF TOKYO MITSUBISHI UFJ, LTD., CITIGROUP GLOBAL MARKETS INC., THE BANK OF NOVA SCOTIA, MIZUHO BANK, LTD., and SG AMERICAS SECURITIES LLC, as Joint Lead Arrangers and Joint Bookrunners”.

2.2    Amendment to Preamble. The introductory paragraph of the Credit Agreement is hereby amended by replacing the reference to “BANK OF AMERICA, N.A., THE BANK

OF TOKYO MITSUBISHI UFJ, LTD., CITIBANK, N.A., and THE BANK OF NOVA SCOTIA, as Co Documentation Agents” with “BANK OF AMERICA, N.A., THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., CITIBANK, N.A., THE BANK OF NOVA SCOTIA, MIZUHO BANK, LTD., and SOCIÉTÉ GÉNÉRALE, as Co-Documentation Agents”.

2.3    Amendments to Section 1.01.

(a)    Each of following definitions is hereby amended and restated in its entirety to read as follows:

“Arrangers” means JPMorgan Chase Bank, N.A., Wells Fargo Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated (or any other registered broker-dealer wholly-owned by Bank of America Corporation to which all or substantially all of Bank of America Corporation’s or any of its subsidiaries’ investment banking, commercial lending services or related businesses may be transferred following the date of this Agreement), The Bank of Tokyo-Mitsubishi UFJ, Ltd., Citigroup Global Markets Inc., The Bank of Nova Scotia, Mizuho Bank, Ltd., and SG Americas Securities LLC, in their capacities as joint lead arrangers and joint bookrunners hereunder.

“Co-Documentation Agents” means Bank of America, N.A., The Bank of Tokyo-Mitsubishi UFJ, Ltd., Citibank, N.A., The Bank of Nova Scotia, Miuzho Bank, Ltd., and Société Générale, each in its capacity as a co-documentation agent for the Lenders hereunder, together with its successors in such capacity.

“Information Memorandum” means the Confidential Information Memorandum dated November 2017 relating to the Borrower and the Transactions

“Maturity Date” means January 11, 2019.

“Material Adverse Change” means any change occurring since December 31, 2016, in the consolidated financial position or results of operations of the Borrower and its Subsidiaries taken as a whole that has had or could reasonably be expected to have the effect of preventing the Borrower from carrying on its business or from meeting its current and anticipated obligations on a timely basis.

(b)    The following definition is hereby added to Section 1.01 where alphabetically appropriate to read as follows:

“Second Amendment Effective Date” means January 12, 2018.

2.4    Amendment to Section 3.01(e). Section 3.01(e) is hereby amended and restated in its entirety to read as follows:

(e) The consolidated balance sheets of the Borrower and its consolidated Subsidiaries as of December 31, 2014, December 31, 2015 and December 31, 2016, and the related consolidated statements of income, stockholders’ equity and cash flows for each of the years in the three-year period ended December 31, 2016, audited by KPMG LLP, present fairly, in all material respects, the consolidated financial position of the Borrower and its consolidated Subsidiaries as of December 31, 2014, December 31, 2015 and December 31, 2016, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 2016, in conformity with GAAP applied on a consistent basis.

2.5    Amendment to Section 3.01(f). Section 3.01(f) is hereby amended and restated in its entirety to read as follows:

(f) From December 31, 2016 through the Second Amendment Effective Date, there has been no Material Adverse Change.

2.6    Amendment to Section 3.01(j). Section 3.01(j) is hereby amended and restated in its entirety to read as follows:

(j) The Borrower’s Significant Subsidiaries as of December 31, 2016, are listed on Schedule II hereto.

2.7    Amendment to Section 5.01. Section 5.01 is hereby amended by replacing the phrase “the date hereof” with “June 17, 2014”.

2.8    Amendment to Section 9.04(c)(i). Section 9.04(c)(i) is hereby amended by deleting the following phrase therein: “will be delivered to the Borrower and the Administrative Agent))”.

2.9    Amendment to Schedule II. Schedule II is hereby amended and restated in its entirety in the form attached hereto as Schedule II.

Section 3.    Assignments and Reallocation of Commitments. Effective as of the Effective Date (as defined below), each Existing Lender has, in consultation with the Borrower, agreed to (i) reallocate its respective Commitment, (ii) allow each Exiting Lender to sell and assign its Commitment under the Credit Agreement and (iii) allow each New Lender to become a party to the Credit Agreement as a Lender by acquiring an interest in the total Commitments (the “Assignment and Reallocation”). On the Effective Date, and after giving effect to the Assignment and Reallocation, (a) the Commitment of each Lender (including each New Lender) shall be as set forth on Annex I attached to this Second Amendment, which Annex I amends and restates Annex I to the Credit Agreement in its entirety (and for the avoidance of doubt, the Commitment of each Exiting Lender shall be $0); and (b) (i) each Exiting Lender shall cease to be a “Lender” for all purposes under the Credit Agreement and the other Loan Documents and (ii) each New Lender shall become a party to the Credit Agreement, as amended by this Second Amendment, as a “Lender”, and shall have all of the rights and obligations of a Lender under the Credit Agreement, as amended by this Second Amendment, and the other Loan Documents. Each of the Administrative Agent, each Existing Lender (including each Exiting Lender), each New Lender and the Borrower hereby consents and agrees to the Assignment and Reallocation, including each New Lender’s acquisition of an interest in the total Commitments and each Existing Lender’s assignment of its Commitment to the extent effected by the Assignment and Reallocation. With respect to the Assignment and Reallocation, each Existing Lender shall be deemed to have sold and assigned its Commitment and Loans, and each Continuing Lender and each New Lender shall be deemed to have acquired the Commitment and Loans allocated to it from each Existing Lender pursuant to the terms and conditions of the Assignment and Assumption attached as Exhibit B to the Credit Agreement (the “Assignment Agreement”), as if each Existing Lender (including each Exiting Lender) and each New Lender had executed such Assignment Agreement with respect to the Assignment and Reallocation, pursuant to which (i) each Continuing Lender and each New Lender shall be an “Assignee”, (ii) each Existing Lender shall be an “Assignor” and (iii) the term “Effective Date” shall be the Effective Date. Such Assignment and Reallocation shall be without recourse to each Existing Lender, and except as expressly provided in the Assignment Agreement, without representation or warranty by such Lender. Notwithstanding Section 9.04(b)(ii)(C), the Lenders deemed to be parties to such Assignment and Assumption shall not be required to pay a processing and recordation fee of $3,500 to the Administrative Agent. On the Effective Date, the Administrative Agent shall take the actions specified in Section 9.04(b)(iv), including recording the Assignment and Reallocation described herein in the Register, and the Assignment and Reallocation shall be effective for all purposes of the Credit Agreement. If on the Effective Date, any LIBOR Loans have been funded, then the Borrower shall be obligated to pay any breakage fees or costs that are payable pursuant to Section 2.16, in connection with the reallocation of such outstanding LIBOR Loans to effectuate the provisions of this paragraph.

Section 4.    Conditions Precedent. This Second Amendment shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 9.02 of the Credit Agreement) (the “Effective Date”):

4.1    The Administrative Agent (or its counsel) shall have received from the Borrower and each Lender hereto either (i) a counterpart of this Second Amendment signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include fax or email transmission of a signed signature page of this Second Amendment) that such party has signed a counterpart of this Second Amendment.

4.2    Appropriate Notes are issued payable to each Lender (in replacement of any Notes previously issued to such Lender, as applicable), requesting a Note.

4.3    The Administrative Agent and the Lenders shall have received all fees and other amounts due and payable under the Credit Agreement and under any fee letter between the Borrower and any Arranger or Lender on the Effective Date, including, to the extent invoiced at least two Business Days prior to the Effective Date (unless the Borrower otherwise consents), reimbursement or payment of all out-of-pocket expenses (including legal fees) required to be reimbursed or paid by the Borrower under the Credit Agreement.

4.4    The Administrative Agent (or its counsel) shall have received a certificate of the Secretary or an Assistant Secretary of the Borrower setting forth (i) certified copies of the resolutions of the Board of Directors or the Executive Committee of the Directors of the Borrower authorizing the execution, delivery and performance of this Second Amendment, the other Loan Documents and the execution, issuance, delivery and performance of its Notes, (ii) the officers of the Borrower (A) who are authorized to sign this Second Amendment and each other Loan Document to which the Borrower is a party and (B) who will, until replaced by another officer or officers duly authorized for that purpose, act as its representative for the purposes of signing documents and giving notices and other communications in connection with the Credit Agreement and the transactions contemplated thereby, specimen signatures of such authorized officers, and (iii) the certificate of incorporation and by-laws or other applicable organizational documents of the Borrower (in each case, together with all amendments thereto, if any), certified as being true and complete.

4.5    The Lenders shall have received (i) audited consolidated financial statements of the Borrower for fiscal year ended December 31, 2016 and (ii) unaudited interim consolidated financial statements of the Borrower for each fiscal quarterly period ended subsequent to the date of the latest financial statements delivered pursuant to clause (i) of this paragraph as to which such financial statements are available.

4.6    The Administrative Agent shall have received a certificate, dated the Effective Date and signed by a Financial Officer of the Borrower, setting forth reasonably detailed computations confirming compliance with the covenant set forth in Section 5.01, as of the fiscal quarter most recently ended for which financial statements are available and giving pro forma effect to any Borrowing made on the Effective Date.

4.7    The Administrative Agent shall have received a certificate, dated the Effective Date and signed by the President, a Vice President or a Financial Officer of the Borrower, confirming (i) compliance with the conditions set forth in paragraphs (a) and (b) of Section 6.02 and (ii) there shall not have occurred a Material Adverse Change.

4.8    The Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent and the Lenders and dated the Effective Date) of Vinson & Elkins LLP, counsel for the Borrower, in form and substance reasonably satisfactory to the Administrative Agent. The Borrower hereby requests such counsel to deliver such opinion.

4.9    The Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent and the Lenders and dated the Effective Date) of a deputy general counsel or the general counsel of the Borrower, in form and substance reasonably satisfactory to the Administrative Agent. The Borrower hereby requests such counsel to deliver such opinion.

4.10    The Lenders shall have received such documents and other instruments as are customary for transactions of this type or as they or their counsel may reasonably request.

4.11    The Administrative Agent and the Lenders shall have received, and be reasonably satisfied in form and substance with, all documentation and other information required by bank regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations, including but not restricted to the USA Patriot Act, that was requested by the Administrative Agent at least ten (10) days prior to the Effective Date.

Section 5.    Miscellaneous.

5.1    Confirmation. The provisions of the Credit Agreement, as amended by this Second Amendment, shall remain in full force and effect following the effectiveness of this Second Amendment. The execution, delivery and effectiveness of this Second Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any of the other Loan Documents.

5.2    Ratification and Affirmation; Representations and Warranties. The Borrower hereby: (a) acknowledges the terms of this Second Amendment; (b) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby, after giving effect to the amendments contained herein; (c) agrees that from and after the Effective Date each reference to the Credit Agreement and the other Loan Documents shall be deemed to be a reference to the Credit Agreement, as amended by this Second Amendment; and (d) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Second Amendment: (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects (provided that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof), unless such representations and warranties are stated to relate to a specific earlier date, in which case, such representations and warranties shall continue to be true and correct as of such earlier date and (ii) no Default has occurred and is continuing.

5.3    Loan Document. This Second Amendment is a “Loan Document” as defined and described in the Credit Agreement and all of the terms and provisions of the Credit Agreement relating to Loan Documents shall apply hereto.

5.4    Counterparts. This Second Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Second Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

5.5    NO ORAL AGREEMENT. THIS SECOND AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

5.6    GOVERNING LAW. THIS SECOND AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

5.7    Severability. Any provision of this Second Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

[SIGNATURES BEGIN NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed as of the date first written above.

BORROWER:	ANADARKO PETROLEUM CORPORATION,
as Borrower

	By:	/s/ Michael C. Pearl
	Name:	Michael C. Pearl
	Title:	Vice President, Finance and Treasurer

[Signature Page – Second Amendment to 364-Day Revolving Credit Agreement]

JPMORGAN CHASE BANK, N.A., as Administrative Agent and a Lender

By:	/s/ Jeffrey G. Miller
Name:	Jeffrey G. Miller
Title:	Vice President

[Signature Page – Second Amendment to 364-Day Revolving Credit Agreement]

WELLS FARGO BANK, NATIONAL
ASSOCIATION, as a Lender

By:	/s/ Borden Tennant
Name:	Borden Tennant
Title:	Vice President

[Signature Page – Second Amendment to 364-Day Revolving Credit Agreement]

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Christopher DiBiase
Name:	Christopher DiBiase
Title:	Director

[Signature Page – Second Amendment to 364-Day Revolving Credit Agreement]

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Lender

By:	/s/ Stephen W. Warfel
Name:	Stephen W. Warfel
Title:	Managing Director

[Signature Page – Second Amendment to 364-Day Revolving Credit Agreement]

CITIBANK, N.A., as a Lender

By:	/s/ Maureen Maroney
Name:	Maureen Maroney
Title:	Vice President

[Signature Page – Second Amendment to 364-Day Revolving Credit Agreement]

THE BANK OF NOVA SCOTIA, HOUSTON BRANCH, as a Lender

By:	/s/ Alan Dawson
Name:	Alan Dawson
Title:	Director

[Signature Page – Second Amendment to 364-Day Revolving Credit Agreement]

MIZUHO BANK, LTD., as a Lender

By:	/s/ Leon Mo
Name:	Leon Mo
Title:	Authorized Signatory

[Signature Page – Second Amendment to 364-Day Revolving Credit Agreement]

SOCIÉTÉ GÉNÉRALE, as a Lender

By:	/s/ Diego Medina
Name:	Diego Medina
Title:	Director

[Signature Page – Second Amendment to 364-Day Revolving Credit Agreement]

BARCLAYS BANK PLC, as a Lender

By:	/s/ Sydney G. Dennis
Name:	Sydney G. Dennis
Title:	Director

[Signature Page – Second Amendment to 364-Day Revolving Credit Agreement]

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Josh Rosenthal
Name:	Josh Rosenthal
Title:	Authorized Signatory

[Signature Page – Second Amendment to 364-Day Revolving Credit Agreement]

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender

By:	/s/ David Gurghigian
Name:	David Gurghigian
Title:	Managing Director

By:	/s/ Michael D. Willis
Name:	Michael D. Willis
Title:	Managing Director

[Signature Page – Second Amendment to 364-Day Revolving Credit Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By:	/s/ Nupur Kumar
Name:	Nupur Kumar
Title:	Authorized Signatory

By:	/s/ Andrew Griffin
Name:	Andrew Griffin
Title:	Authorized Signatory

[Signature Page – Second Amendment to 364-Day Revolving Credit Agreement]

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By:	/s/ Ming K. Chu
Name:	Ming K. Chu
Title:	Director

By:	/s/ Virginia Cosenza
Name:	Virginia Cosenza
Title:	Vice President

[Signature Page – Second Amendment to 364-Day Revolving Credit Agreement]

STANDARD CHARTERED BANK, as a Lender

By:	/s/ Daniel Mattern
Name:	Daniel Mattern
Title:	Associate Director
Standard Chartered Bank

[Signature Page – Second Amendment to 364-Day Revolving Credit Agreement]

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By:	/s/ Katsuyuki Kubo
Name:	Katsuyuki Kubo
Title:	Managing Director

[Signature Page – Second Amendment to 364-Day Revolving Credit Agreement]

MORGAN STANLEY BANK, N.A., as a Lender

By:	/s/ Julie Lilienfeld
Name:	Julie Lilienfeld
Title:	Authorized Signatory

[Signature Page – Second Amendment to 364-Day Revolving Credit Agreement]

THE STANDARD BANK OF SOUTH AFRICA LIMITED, ISLE OF MAN BRANCH, as a Lender

By:	/s/ Pablo Gonzalez-Spahr
Name:	Pablo Gonzalez-Spahr
Title:	Executive

[Signature Page – Second Amendment to 364-Day Revolving Credit Agreement]

THE BANK OF NEW YORK MELLON, as a Lender

By:	/s/ Christopher Olsen
Name:	Christopher Olsen
Title:	Vice President

[Signature Page – Second Amendment to 364-Day Revolving Credit Agreement]

BNP PARIBAS, as an Exiting Lender

By:	/s/ Sriram Chandrasekaran
Name:	Sriram Chandrasekaran
Title:	Director

By:	/s/ Mark Renaud
Name:	Mark Renaud
Title:	Managing Director

[Signature Page – Second Amendment to 364-Day Revolving Credit Agreement]

UBS AG, STAMFORD BRANCH, as an Exiting Lender

By:	/s/ Darlene Arias
Name:	Darlene Arias
Title:	Director

By:	/s/ Kenneth Chin
Name:	Kenneth Chin
Title:	Director

[Signature Page – Second Amendment to 364-Day Revolving Credit Agreement]

ABN AMRO CAPITAL USA LLC, as a New Lender

By:	/s/ H. Bisscheroux
Name:	H. Bisscheroux
Title:	Director

By:	/s/ Darrell Holley
Name:	Darrell Holley
Title:	Managing Director

[Signature Page – Second Amendment to 364-Day Revolving Credit Agreement]

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH, as a New Lender

By:	/s/ Trudy Nelson
Name:	Trudy Nelson
Title:	Authorized Signatory

By:	/s/ Donovan Broussard
Name:	Donovan Broussard
Title:	Authorized Signatory

[Signature Page – Second Amendment to 364-Day Revolving Credit Agreement]

HSBC BANK USA, N.A., as a New Lender

By:	/s/ Benjamin Halperin
Name:	Benjamin Halperin
Title:	Managing Director

Benjamin Halperin
Authorized Signatory #21357

[Signature Page – Second Amendment to 364-Day Revolving Credit Agreement]

ANNEX I

LIST OF COMMITMENTS

LENDERS	COMMITMENT	PERCENTAGE OF COMMITMENT
JPMorgan Chase Bank, N.A.	$116,000,000.00	5.800000000%
Wells Fargo Bank, National Association	$116,000,000.00	5.800000000%
Bank of America, N.A.	$116,000,000.00	5.800000000%
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$116,000,000.00	5.800000000%
The Bank of Nova Scotia, Houston Branch	$116,000,000.00	5.800000000%
Citibank, N.A.	$116,000,000.00	5.800000000%
Mizuho Bank, Ltd.	$116,000,000.00	5.800000000%
Société Générale	$116,000,000.00	5.800000000%
ABN AMRO Capital USA LLC	$94,280,000.00	4.714000000%
Barclays Bank PLC	$94,280,000.00	4.714000000%
Canadian Imperial Bank of Commerce, New York Branch	$94,280,000.00	4.714000000%
Crédit Agricole Corporate and Investment Bank	$94,280,000.00	4.714000000%
Credit Suisse AG, Cayman Islands Branch	$94,280,000.00	4.714000000%
Deutsche Bank AG New York Branch	$94,280,000.00	4.714000000%
Goldman Sachs Bank USA	$94,280,000.00	4.714000000%
HSBC Bank, N.A.	$94,280,000.00	4.714000000%
Standard Chartered Bank	$94,280,000.00	4.714000000%
Sumitomo Mitsui Banking Corporation	$94,280,000.00	4.714000000%
Morgan Stanley Bank, N.A.	$59,200,000.00	2.960000000%
The Standard Bank of South Africa Limited, Isle of Man Branch	$40,000,000.00	2.000000000%
The Bank of New York Mellon	$30,000,000.00	1.500000000%

TOTALS	$2,000,000,000.00	100.000000000%

Annex I

Commitments

SCHEDULE II

SIGNIFICANT SUBSIDIARIES

Name of Subsidiary	State, Province, or Country in Which Organized
Anadarko Algeria Company, LLC	Delaware
Anadarko Brazil Investment I LLC	Delaware
Anadarko China Holdings 2 Company	Cayman Islands
Anadarko Colombia Company	Cayman Islands
Anadarko Consolidated Holdings LLC (2)	Delaware
Anadarko Côte d’Ivoire Block 103 Company	Cayman Islands
Anadarko Côte d’Ivoire Block 528 Company	Cayman Islands
Anadarko Development Company	Cayman Islands
Anadarko Development Holding Limited	Gibraltar
Anadarko E&P Onshore LLC (2)	Delaware
Anadarko Egypt Holdings Company	Delaware
Anadarko Energy Holding Limited	Gibraltar
Anadarko Energy Marketing, Inc.	Delaware
Anadarko Energy Services Company (2)	Delaware
Anadarko Exploracao e Producao de Petroleo e Gas Natural Ltda.	Brazil
Anadarko Gathering Company LLC	Delaware
Anadarko Ghana Mahogany-1 Company	Cayman Islands
Anadarko Global Energy S.a.r.l. (2)	Luxembourg
Anadarko Global Funding 1 Company	Cayman Islands
Anadarko Global Funding II Ltd.	Bahama Islands
Anadarko Holding Company (2)	Utah
Anadarko International Development S.a.r.l.	Luxembourg
Anadarko Land Corp.	Nebraska
Anadarko Midkiff/Chaney Dell LLC	Delaware
Anadarko Moçambique Área 1, Limitada	Mozambique
Anadarko Offshore Holding Company, LLC	Delaware
Anadarko Realty, LLC	Texas
Anadarko Rockies LLC	Delaware
Anadarko Tunisia BEKS Company	Cayman Islands
Anadarko Uintah Midstream, LLC	Delaware
Anadarko US Offshore LLC (2)	Delaware
Anadarko USH1 Corporation (2)	Delaware
Anadarko Venezuela Company	Cayman Islands
Anadarko Venezuela LLC	Delaware
Anadarko Wattenberg Oil Complex LLC	Delaware
Anadarko WCTP Company	Cayman Islands
Anadarko West Texas LLC	Delaware
Anadarko Worldwide Holdings C.V.	The Netherlands

Schedule II

Significant Subsidiaries

APC International Holdings LLC	Delaware
APC Midstream Holdings, LLC	Delaware
Bitter Creek Coal Company	Utah
Chipeta Processing LLC	Delaware
Delaware Basin JV Gathering LLC	Delaware
Delaware Basin Midstream, LLC	Delaware
Headwater II, LLC	Delaware
Kerr-McGee Corporation (2)	Delaware
Kerr-McGee Energy Services Corporation	Delaware
Kerr-McGee Gathering LLC	Colorado
Kerr-McGee Oil and Gas Onshore LP (2)	Delaware
Kerr-McGee Shared Services Company LLC (2)	Delaware
Kerr-McGee Worldwide Corporation (2)	Delaware
KM BM-C-Seven Ltd. (2)	Cayman Islands
Mountain Gas Resources LLC	Delaware
Rock Springs Royalty Company LLC	Utah
Springfield Pipeline LLC	Texas
Upland Industries Corporation	Nebraska
Venezuela US SRL	Barbados
Western Gas Partners, LP	Delaware
Western Gas Resources, Inc. (2)	Delaware
Western Gas Resources-Westana, Inc.	Delaware
WGR Asset Holding Company LLC (2)	Delaware
WGR Operating, LP (2)	Delaware

Schedule II

Significant Subsidiaries